EXHIBIT 10.2

                                                              Deloitte &
                                                              Touche


Accountants
Pastor Petersstraat 162
5612 LV Eindhoven
P.O. Box 782
5600 AT Eindhoven
The Netherlands

Tel:  +31(40)8802400
Fax:  +31(40)8802424
www.deloitte.nl



ASML Holding N.V.
DeRun 1110
5503 LA Veldhoven


Date                         From                             Reference
March 14, 2003               J.G.C.M. Bune RA                 asml/2002-3




CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference, in the Registration Statement on Form S-8 (No. 333-13332), filed with the Commission on March 30, 2001 and the Registration Statement on Form F-3 (No. 333-83266), filed with the Commission on February 20, 2002, of ASML Holding N.V. (the "Company") and in the related Prospectuses, of our report dated January 30, 2003 included in the Annual Report on Form 20-F of ASML Holding N.V. for the year ended December 31, 2002.



/s/ Deloitte & Touche Accountants